Presentation to Pinnacle Senior Leaders May 12, 2014 Exhibit 99.4 1

Forward Looking Statements
This document contains certain forward-looking statements with respect to the financial condition, results of operations and business of
Pinnacle Foods and certain plans and objectives of Pinnacle Foods with respect thereto, including the expected benefits of the proposed merger with Hillshire Brands. These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts. Forward-looking statements often use words such as “anticipate”, “target”, “expect”, “estimate”, “intend”, “plan”, “goal”,
“believe”, “hope”, “aim”, “continue”, “will”, “may”, “would”, “could” or “should” or other words of similar meaning or the negative thereof. There are several factors which could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to, the expected closing date of the transaction; the possibility that the expected synergies and value creation from the proposed merger will not be realized, or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; disruption from the merger making it more difficult to maintain business and operational relationships; the risk that unexpected costs will be incurred; changes in economic conditions, political conditions, trade protection measures, licensing requirements and tax matters; the possibility that the merger does not close, including, but not limited to, due to the failure to satisfy the closing conditions, including the receipt of approval of both Hillshire Brands’ stockholders and
Pinnacle Foods’ stockholders; and the risk that financing for the transaction may not be available on favorable terms. These forward-
looking statements are based on numerous assumptions and assessments made by Pinnacle Foods in light of its experiences and perceptions of historical trends, current conditions, business strategies, operating environments, future developments and other factors it believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this announcement could cause Pinnacle Foods’ plans with respect to the proposed merger, actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this announcement are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this announcement. Pinnacle Foods assumes no obligation to update the information contained in this announcement (whether as a result of new information, future events or otherwise), except as required by applicable law. A further list and description of risks and uncertainties can be found in Pinnacle Foods’ Annual Report on Form 10-K for the fiscal year ended December 29, 2013 and in its reports on Form 10-Q and Form 8-K.

Additional Information and Where to Find It
The proposed merger transaction involving Hillshire Brands and Pinnacle Foods will be submitted to the respective stockholders of
Hillshire Brands and Pinnacle Foods for their consideration. In connection with the proposed merger, Hillshire Brands will prepare a registration statement on Form S-4 that will include a joint proxy statement/prospectus for the stockholders of Hillshire Brands and
Pinnacle Foods to be filed with the Securities and Exchange Commission (the “SEC”), and each will mail the joint proxy statement/prospectus to their respective stockholders and file other documents regarding the proposed transaction with the SEC.
Hillshire Brands and Pinnacle Foods urge investors and stockholders to read the joint proxy statement/prospectus when it becomes available, as well as other documents filed with the SEC, because they will contain important information. Investors and security holders will be able to receive the registration statement containing the proxy statement/prospectus and other documents free of charge at the SEC’s web site, http://www.sec.gov.  These documents can also be obtained (when they are available) free of charge from Hillshire Brands upon written request to the Investor Relations Department, 400 South Jefferson Street, Chicago, Illinois 60607,
telephone number (312) 614-8100 or from Hillshire Brands’ website, http://investors.hillshirebrands.com, or from Pinnacle Foods upon written request to the Investor Relations Department, 399 Jefferson Road, Parsippany, New Jersey, 07054, telephone number
(973) 434-2924, or from Pinnacle Foods’ website, http://investors.pinnaclefoods.com.
Hillshire Brands, Pinnacle Foods and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the respective stockholders of Hillshire Brands and
Pinnacle Foods in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the respective stockholders of Hillshire Brands and Pinnacle Foods in connection with the proposed merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find more information about
Pinnacle Foods’ executive officers and directors in its definitive proxy statement for its 2014 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2014. You can obtain free copies of these documents from Hillshire Brands and Pinnacle Foods using the contact information above.

Who is Hillshire Brands? North America spin-off of the former Sara Lee $4bn publicly-traded food company focused on convenient meals and snacks Headquartered in Chicago 4

The Acquisition Creates a $6.8 Billion Food Company
with $1.1 Billion in EBITDA
Before Acquisition
($ billions)
PF HSH
Net Sales $2.6 $4.1
EBITDA $0.5 $0.5
After Acquisition
Total
$6.8
$1.1
Small differences due to rounding

Peer Comparison – CY14E Net Sales ($bn)
Peer Comparison – CY14E EBITDA
(1)
($bn)
The Acquisition Creates a $6.8 Billion Food Company
with $1.1 Billion in EBITDA
$0.2
$0.3
$0.5
$0.5
$0.6
$0.7
$1.1
$1.1
$1.2
$1.6
$2.4
$2.8
$3.7
$3.7
BGS
SAFM
HSH
PF
POST
MKC
HRL
HSH/PF
SJM
CPB
CAG
K
GIS
KRFT
$0.9
$2.6
$2.7
$3.9
$4.1
$4.3
$5.7
$6.8
$8.4
$9.2
$15.1
$17.4
$18.3
$18.5
BGS
PF
SAFM
POST
HSH
MKC
SJM
HSH/PF
CPB
HRL
K
CAG
GIS
KRFT

Nestlé
ConAgra
PF Hillshire
Tyson
General Mills
Heinz
Unilever
Pinnacle
Hillshire
Schwan Foods
Kellogg

Pinnacle Foods Inc.
Reinvigorating Iconic Brands

7 …and the Third Largest Frozen Branded Player LTM Frozen Retail Sales ($bn) $7.2 $3.3 $2.9 $2.4 $2.0 $1.9 $1.8 $1.6 $1.3 $1.2 $1.2

8 Critical Decision Criteria in Evaluating a Deal Is it a strategic combination? Is it a good value to shareholders? How do we ensure a successful integration and do the right thing for employees?

The combined portfolio has significant scale in Refrigerated,
Frozen and Dry Grocery, with significant revenue opportunity
Brand Equity and
Manufacturing Cross
Pollination
Extend Pinnacle into
Refrigerated
Extend Hillshire into
Frozen
• Skillet Entrees – Hillshire roasted
turkey, three cheese pasta, grilled
steak, smoked bacon mac & cheese
• Dinner Sandwiches – Hillshire
hickory smoked ham, pulled chicken,
smoked turkey, pulled pork
• Frozen Bagged Meals – Jimmy Dean
sausage and peppers; State Fair
frozen chicken nuggets
• Refrigerated Salad Dressings
–
Birds Eye Harvest Vegetable
Vinaigrette; Wish-Bone Artisan Italian
• Refrigerated Pickles – Farmer’s
Garden by Vlasic pickles and other
pickled vegetables
• Refrigerated Desserts – Duncan
Hines Single Serve, Dessert Creations
• Refrigerated Juices – Birds Eye cold-
pressed vegetable juice medleys
• Microwavable Mini-Meals
(microwavable bowls) –
Jimmy Dean
jambalaya; Hillshire Sausage Alfredo;
State Fair mac & cheese with hot dogs
• Meal Starters
(sauce in a pouch w/ or
w/o meat) –
Jimmy Dean breakfast
skillets starter; Hillshire slow-cooker
pork-shoulder sauce
• Meal Enhancers
(bottled sauces) –
Jimmy Dean BBQ sauce and marinades;
Hillshire marinades
Dry Grocery Refrigerated Frozen
Is it a Strategic Combination?
EXAMPLE PRODUCT OFFERINGS:

Hillshire
Hillshire
+
Pinnacle

Hillshire
Hillshire
+
Pinnacle

Pinnacle
*Reinvigorating* Iconic Brands

10 Is it a Strategic Combination? Operating Income Margin Ingredient Input Cost Diversification Protein Other ~10% ~14% 35% 25% 65% 75%

11 Is it a Good Value to Shareholders? $18 + .5 Shares of HSH $18 + $18.48 @ 5/9 Close = $36.48 $18 + $18.02 @ 10 Day Avg = $36.02

Is it a Good Value to Shareholders?
Represents 20% purchase price premium to 5/9 close and
82% appreciation from IPO
20%
Premium
% Price Return Since IPO
+82.4%
+20.2%
+12.8
%
-10%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
3/27/13 5/9/14
Pinnacle Foods S&P 500 S&P 500 Packaged Foods & Meats

Date Target Acquirer TEV TEV / LTM EBITDA
Feb-13 H.J. Heinz Berkshire Hathaway / 3G Capital $27.7bn
May-14 Pinnacle Foods Hillshire Brands 6.7
Nov-12 Ralcorp Conagra Foods 6.8
Feb-07 Pinnacle Foods Blackstone Group 2.2
Jul-12 Bolthouse Farms Campbell 1.6
Apr-14 Michael Foods Post Holdings 2.5
Nov-09 Birds Eye Foods Pinnacle Foods 1.3
Nov-10 Del Monte Foods KKR, Centerview Capital, Vestar 5.3
Jun-10 American Italian Pasta Co. Ralcorp 1.2
May-10 Michael Foods GS Capital Partners 1.7
Selected Packaged Food and Beverage Transactions
Is it a Good Value to Shareholders?
Deal priced at top end of industry range since 2007
7.9X
8.2X
8.8X
9.2X
10.1X
10.2X
11.0X
11.9X
13.6X
13.7X

How Do We Ensure a Successful Integration…
Hillshire is developing an Integration Plan
•
Craig will be the Co-Leader on the Integration Steering Team
•
Initial thoughts are that it will take about a year to complete
They need good people to run the larger, combined
company and are interested in Pinnacle talent
•
Process to explore opportunities will be defined
Deliver Q2 and Q3 LE1 to turn over a healthy business

…and Do the Right Thing for Employees?
People will be treated fairly
For those unable to move or not offered a position:
•
At least 30 days notice will be given prior to an end date
•
If no viable position, severance benefits will be provided
•
Severance includes salary and benefits continuation for a
period of time
Details on severance and retention will follow
Retention packages for positions below VP level will
be offered

→

Pinnacle FOODS INC.
Reinvigorating Iconic Brands

How Equity Works
Restricted Shares/
Restricted Share Units
(Old PIUs, 4/14 for Directors)
Stock Options
(Old Pinnacle options,
Founders Grant, 4/1/14 Grant)
Performance Share
Units
(4/1/14 Grant)
•
All unvested shares/units vest at close – become “Shares”
•
Get paid out on deal terms:
•
1 share = $18.00 cash + ½ share HSH
•
Will pay accrued dividends as cash
•
Can keep or sell HSH shares – individual choice
•
All unvested options vest at close
•
Options then convert in a ratio to preserve value
•
Will be reissued as HSH options
•
Can exercise immediately or through normal
expiration date
•
All unvested PSU’s vest at close – become “Shares”
•
Performance calculated:
•
Relative TSR 4/1 Deal close vs. Peer Set
•
Get paid out on deal terms
•
1 share = $18.00 cash + ½ share HSH
•
Will pay accrued dividends as cash
•
Can keep or sell HSH shares – individual choice
The Headline:  It all vests at deal close

Your Leadership Role
Lead your team – today and in the days/weeks to come
Engage in answering questions and concerns
•
Use your active listening skills
•
Answer what you can, gather questions that we haven’t
answered yet
•
Don’t try to solve all problems
Don’t get ahead of yourselves…
•
Don’t rush to judgment… wait for all the facts
•
At the appropriate time, Hillshire will be available to answer questions about the integration

Morale and competence
Denial
Disbelief; looking for evidence that it isn't true
Shock
Surprise or shock at the event
Frustration
Recognition that things are different; sometimes angry
Depression
Low mood; lacking in energy
Experiment
Initial engagement with the new situation
Decision
Learning how to work in the new situation; feeling more positive
Integration
Changes integrated; a renewed individual
Time

Pinnacle Foods Inc.
Reinvigorating Iconic Brands

18 The Change Management Curve

Your Leadership Role
Continue to manage the business –> deliver until close
•
Focus on Q2 and Q3 LE1 delivery
Maintain a “business as usual” mindset
•
Stick to normal business process and routines
•
Don’t cancel meetings or projects until we give
direction